UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2004

MULTI-FINELINE ELECTRONIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50812	95-3947402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3140 East Coronado Street, Suite A

Anaheim, CA 92806

(Address of Principal Executive Offices) (Zip Code)

(714) 238-1488

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release issued August 10, 2004, announcing financial results for the third quarter and nine months ended June 30, 2004.

Item 12. Results of Operations and Financial Condition

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other filing of Multi-Fineline Electronix, Inc., except as shall be expressly set forth by specific reference in such a filing.

On August 10, 2004, Multi-Fineline Electronix, Inc. issued a press release announcing its financial results for the third quarter and nine months ended June 30, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2004	Multi-Fineline Electronix, Inc.,
a Delaware corporation

	By:	/s/ Philip A. Harding
Philip A. Harding
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued August 10, 2004, announcing financial results for the third quarter and nine months ended June 30, 2004.